UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 14, 2007 (December 10, 2007)

DRS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

001-08533

13-2632319

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054

(Address of principal executive offices)

(973) 898-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2007, the Board of Directors (the “Board”) of DRS Technologies, Inc. (the “Company”) approved and adopted an amendment to Sections 1, 4 and 6 of Article V of the Company’s By-Laws (the “Amendment”).  The Amendment allows for the issuance, recordation and transfer of the Company’s securities by electronic or other means not involving the issuance of a certificate. The Amendment took effect upon adoption by the Board.

The full text of the By-Laws as amended is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of DRS Technologies, Inc., effective as of December 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date: December 14, 2007	By:

/s/ Nina Laserson Dunn
Nina Laserson Dunn
Executive Vice President, General Counsel, Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of DRS Technologies, Inc., effective as of December 10, 2007